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                                                                   Exhibit 10.14

                                 AMENDMENT No. 1

                                       to

                        THE DEVELOPMENT AND MANUFACTURING
                               SERVICES AGREEMENT

                              Dated 12 AUGUST 2003

                                     Between

                               LONZA BIOLOGICS ***

                                       and

        TRUBION PHARMACEUTICALS, INC. (formerly known as GENECRAFT INC.)

Schedule 2 - Services
     New Stages
     Stage 2 - ***
     Stage 3 - ***

Schedule 3 - Price and Payment
     Price and Payment for Stage 2
     Price and Payment for Stage 3

Clause 1 - "Customer"
Clause 1- "Services"
Clause 6.4 - LB Warranties and Indemnity
Clause 11.1 - Notices to the Customer
Clause 12.5 - Clarification of "Specification"

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THIS FIRST AMENDMENT ("First Amendment") is made the 7th day of November, 2003

BETWEEN

LONZA BIOLOGICS *** (hereinafter referred to as "LB"),and

TRUBION PHARMACEUTICALS, INC., (formerly known as GENECRAFT, INC.) of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer")

WHEREAS

A. LB and the Customer entered into a development and manufacturing services agreement dated 12 August 2003 pursuant to which LB agreed to provide Services to the Customer ("the Agreement"), and,

B The Customer now wishes LB to perform additional services under the Agreement; and,

C. LB is willing to perform such additional services on the terms set out in the Agreement, and

D. The parties wish to amend the Agreement in accordance with Clause 12.5 thereto.

NOW THEREFORE IT IS HEREBY AGREED as follows:

     1. A NEW STAGE, STAGE 2, SHALL BE ADDED TO SCHEDULE 2 OF THE AGREEMENT TO READ AS FOLLOWS:

          Stage 2 - ***

          2.1 OBJECTIVES

          ***

          2.2 ACTIVITIES

          ***

          2.3 TIMESCALE

          Stage 2 shall commence upon signature of the First Amendment to the Services Agreement to which this Schedule 2 is attached and shall be complete upon issue of the report of activities for Stage 2.

          It is estimated that Stage 2 will take *** to complete depending on the degree of successful adaptation. This timescale includes *** for generation of the final report.

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     2 A NEW STAGE, STAGE 3, SHALL BE ADDED TO SCHEDULE 2 TO READ AS FOLLOWS:

          Stage 3 - ***

          3.1 OBJECTIVES

              ***

          3.2 ACTIVITIES

              ***

          3.3 TIMESCALE

          Stage 3 shall commence upon signature of the First Amendment to the Services Agreement to which this Schedule 2 is attached. This Stage shall be complete upon issue of the report of activities for this Stage. It is estimated that Stage 3 will take *** to complete.

     3 SCHEDULE 3 TO THE AGREEMENT SHALL BE AMENDED TO INCLUDE PROVISION FOR PAYMENT FOR THE ABOVE MENTIONED ADDITIONAL SERVICES, AS SET OUT BELOW HERETO:

          1.   Price

 STAGE          PRICE ***
 -----          ---------
Stage 2   ***      ***
Stage 3   ***      ***

          2.   Payment
               2.1  For Stage 2
               *** upon completion of Stage 2.

          2.2  For Stage 3
               *** upon commencement of Stage 3.
               *** upon completion of Stage 3.

     4 THE TERM "CUSTOMER," AS DEFINED IN CLAUSE 1 OF THE AGREEMENT, SHALL BE AMENDED TO MEAN TRUBION PHARMACEUTICALS, INC., AND ITS SUCCESSORS IN TITLE AND LAWFUL ASSIGNS.

     5 THE TERM "SERVICES," AS DEFINED IN CLAUSE 1 OF THE AGREEMENT, SHALL BE AMENDED TO INCLUDE THE NEW STAGE 2 AND STAGE 3 SERVICES WHICH ARE DESCRIBED IN THIS FIRST AMENDMENT AND IN SCHEDULE 2 TO THE AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT.

     6 CLAUSE 6.4 OF THE AGREEMENT SHALL BE AMENDED TO READ IN ITS ENTIRETY AS
FOLLOWS: "WITHOUT PREJUDICE TO THE TERMS OF CLAUSES 4.5, 6.3, 6.5 AND 6.6, THE LIABILITY OF LB FOR ANY LOSS OR DAMAGE SUFFERED BY THE CUSTOMER AS A RESULT OF ANY BREACH OF THE AGREEMENT OR OF ANY OTHER LIABILITY OF LB (INCLUDING MISREPRESENTATION AND NEGLIGENCE) IN RESPECT OF THE SERVICES


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(INCLUDING WITHOUT LIMITATION THE PRODUCTION AND/OR SUPPLY OF THE PRODUCT) SHALL
BE LIMITED TO ***."

     7 CLAUSE 11.1 OF THE AGREEMENT SHALL BE AMENDED TO PROVIDE THAT NOTICES TO THE CUSTOMER SHALL BE ADDRESSED AND DELIVERED TO TRUBION PHARMACEUTICALS, INC., 2401 4TH AVENUE, SUITE 1050, SEATTLE, WASHINGTON 98121, U.S.A., FACSIMILE:
+1-206-838-0503, FOR THE ATTENTION OF: KENDALL M. MOHLER, PH.D., SENIOR VICE PRESIDENT, R&D.

     8 FOR THE AVOIDANCE OF DOUBT, THE PARTIES AGREE THAT THE TERM "SPECIFICATION," AS USED IN SECTION 12.5 OF THE AGREEMENT, REFERS TO THE SPECIFICATIONS SET OUT IN SCHEDULE 1 TO THE AGREEMENT.

     9. SAVE AS HEREIN PROVIDED ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

     AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.


Signed for and on behalf of             ***
LONZA BIOLOGICS ***                     ----------------------------------------
***                                     TITLE
-------------------------------------

Signed for and on behalf of             /s/ Kendall Mohler
TRUBION PHARMACEUTICALS, INC.           ----------------------------------------
                                        Vice President Research & Development
                                        TITLE


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